Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS FIRST QUARTER 2020 RESULTS

Income From Continuing Operations of $51.6  Million and Related Earnings Per Share of $0.64

Cash Flow From Operations of $212 Million and $145 Million in Free Cash Flow

Implemented Measures to Mitigate the Impact of COVID-19

BLOOMFIELD HILLS, MI, May 6, 2020 –  Penske Automotive Group, Inc. (NYSE:PAG), a  diversified international transportation services company,  today announced first quarter 2020 results. For the three months ended March 31, 2020,  the company reported income from continuing operations attributable to common shareholders of $51.6 million, or $0.64 per share, compared to $100.1 million, or $1.19 per share in the prior year. Foreign exchange negatively impacted earnings per share by $0.01.  Revenue was $5.0 billion compared to $5.6 billion in the same period last year.

In the U.S., through February same-store new and used automotive retail unit sales increased 7.5% and declined 1.1% internationally. In March, the outbreak of COVID-19 began to impact us in all markets. Many of our U.S. and Germany dealerships were impacted by shelter-in-place orders while operations in Italy, Spain and the U.K. were closed. As a result, same-store new and used automotive retail unit sales for the month of March declined 40.2%.

First Quarter 2020 Operational Information

•	Same-store retail revenue decreased 12%
•	Same-store new vehicle gross/unit $3,211, flat
•	Same-store used vehicle gross/unit $1,375, +$48
•	Same-store finance & insurance per unit $1,363, +$87
•	Same-store variable gross profit per unit $3,493, +$86

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Liquidity

During the first quarter of 2020, the company generated $212 million in cash flow from operations and free cash flow of $145 million (see non-GAAP reconciliation). As of March 31, 2020, the company’s balance sheet was strong with access to approximately $1.3 billion in liquidity, including $432 million of cash, $450 million of availability through revolving credit facilities, and access to $450 million in potentially financeable real estate.

Chairman Roger Penske said, “In response to the COVID-19 crisis, we implemented a hiring freeze, initiated expense reductions, deferred approximately $150 million in capital expenditures, and furloughed approximately 15,000 employees representing 57% of the worldwide workforce. In addition, we implemented significant pay cuts including a temporary 100% reduction in salary for the CEO and President, a 25% reduction in salary for our other executive officers, and the Board of Directors has waived cash compensation through the end of September 2020. We believe the actions taken will help us overcome the challenges of the COVID-19 pandemic and are encouraged by the improving conditions we are starting to see across many of our markets. We will continue to actively monitor the situation and adjust our business model to adapt to the changes presented by COVID-19.” Penske continued, “I am encouraged by the many positive actions taken by our team to address the changing marketplace. Our digital initiatives continue to grow our online sales. Further, we have adapted sales processes to facilitate a greater on-line focus, video messaging, curb-side or home delivery, pick-up and drop-off for service customers, and remote F&I through docuPAD®. As a result, we have seen business improve from week to week, as we believe customers have become more comfortable with these new processes.

Used Vehicle SuperCenter Operations

Penske Automotive Group operates sixteen used vehicle supercenters in the U.S. and U.K. During January and February, Used Vehicle SuperCenter same-store units retailed increased 2.1%, which included a 4.1% increase in the U.S. and a 1.7% increase in the U.K. During March, operations at substantially all U.S. and U.K. SuperCenters were closed due to shelter-in-place rules which drove a same-store unit sales decline of 56% in the U.S. and 47% in the U.K. As a result, for the three months ended March 31, 2020, SuperCenter units retailed decreased by 9.6% to 16,312 and revenue decreased by 2.8% to $305.5 million.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty-five medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. As an essential operation, our commercial truck business generally remained operational in most locations, although we reduced hours of operations and limited in-person sales where applicable. We continued to experience steady

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demand for purchases of new and used trucks and service and parts operations during March and April. For the three months ended March 31, 2020, the North American Class 8 retail sales declined 26% compared to our new same-store unit sales decline of 2.2% during the same period. Same-store revenue declined 1.7%. However, in total, including the acquisition of Warner Trucks total units retailed increased 52.4%, and revenue increased 47.9% to $491.4 million.

Penske Transportation Solutions

Penske Transportation Solutions (“PTS”), is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. As an integral part of the North American supply chain, PTS has been generally classified as essential by governmental authorities. This has allowed PTS to remain operating in much of its business, providing crucial supply chain and transportation services to its customers. While its full-service leasing and contract maintenance businesses remained consistent, commercial rental utilization has slowed. PTS experienced mixed results in the logistics services business as increased volume in the grocery sector was offset by plant closings in automotive and manufacturing. In response, PTS implemented, among other items, approximately 7,000 layoffs, a 30% reduction in executive salaries, and reduced associate work schedules. For the three months ended March 31, 2020, the company recorded $13.6 million in earnings compared to $25.8 million for the same period last year. First quarter 2020 earnings were impacted by the current business conditions noted above, coupled with lower gain on sale of revenue earning equipment. The three months ended March 31, 2019 also included a $3.3 million gain related to the favorable outcome of a litigation matter.

Share Repurchases

During the three months ended March 31, 2020, the company repurchased 890,195 shares, for $29.4 million, or an average of $33.06 per share. As of March 31, 2020, the company had remaining share repurchase authorization of approximately $170.6 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2020 on Wednesday,  May 6, 2020, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (877) 692-8955 [International, please dial (234) 720-6979] with an Access Code of 1862696. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2020 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

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About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, the United Kingdom, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”) and “Free Cash Flow.” The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s, liquidity and assessment of business conditions in light of the COVID-19 pandemic. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: the duration, severity and resolution of the COVID-19 pandemic, economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, WLTP and RDE, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties,

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which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2019 and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

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Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change
Revenue	$5,009.1	$5,564.4	(10.0)%
Cost of Sales	4,232.4	4,712.9	(10.2)%
Gross Profit	$776.7	$851.5	(8.8)%
SG&A Expenses	641.8	666.4	(3.7)%
Depreciation	28.5	26.4	8.0%
Operating Income	$106.4	$158.7	(33.0)%
Floor Plan Interest Expense	(17.7)	(21.8)	(18.8)%
Other Interest Expense	(31.7)	(29.9)	6.0%
Equity in Earnings of Affiliates	14.5	26.8	(45.9)%
Income from Continuing Operations Before Income Taxes	$71.5	$133.8	(46.6)%
Income Taxes	(20.1)	(34.7)	(42.1)%
Income from Continuing Operations	$51.4	$99.1	(48.1)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm
Net Income	$51.5	$99.2	(48.1)%
Less: Loss Attributable to Non-Controlling Interests	(0.2)	(1.0)	nm
Net Income Attributable to Common Shareholders	$51.7	$100.2	(48.4)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$51.4	$99.1	(48.1)%
Less: Loss Attributable to Non-Controlling Interests	(0.2)	(1.0)	nm
Income from Continuing Operations, net of tax	$51.6	$100.1	(48.5)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm
Net Income Attributable to Common Shareholders	$51.7	$100.2	(48.4)%
Income from Continuing Operations Per Share	$0.64	$1.19	(46.2)%
Income Per Share	$0.64	$1.19	(46.2)%
Weighted Average Shares Outstanding	81.1	84.4	(3.9)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	March 31,	December 31,
	2020	2019
Assets:
Cash and Cash Equivalents	$431.9	$28.1
Accounts Receivable, Net	616.3	960.3
Inventories	4,262.7	4,260.7
Other Current Assets	85.2	85.0
Total Current Assets	5,396.1	5,334.1
Property and Equipment, Net	2,297.9	2,366.4
Operating Lease Right-of-Use Assets	2,292.1	2,360.5
Intangibles	2,409.8	2,463.2
Other Long-Term Assets	1,420.9	1,418.5
Total Assets	$13,816.8	$13,942.7

Liabilities and Equity:
Floor Plan Notes Payable	$2,283.4	$2,412.5
Floor Plan Notes Payable – Non-Trade	1,605.7	1,594.0
Accounts Payable	589.8	638.8
Accrued Expenses and Other Current Liabilities	645.3	701.9
Current Portion Long-Term Debt	104.6	103.3
Liabilities Held for Sale	0.5	0.5
Total Current Liabilities	5,229.3	5,451.0
Long-Term Debt	2,516.1	2,257.0
Long-Term Operating Lease Liabilities	2,234.1	2,301.2
Other Long-Term Liabilities	1,129.8	1,121.9
Total Liabilities	11,109.3	11,131.1
Equity	2,707.5	2,811.6
Total Liabilities and Equity	$13,816.8	$13,942.7

Supplemental Balance Sheet Information
New vehicle days' supply	101	71
Used vehicle days' supply	67	52

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Statements of Cash Flow

Amounts in Millions

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Operating Activities:
Net income	$51.5	$99.2
Adjustments to reconcile net income to net cash from continuing operating activities:
Depreciation	28.5	26.4
Earnings of equity method investments	(14.5)	(26.8)
(Income) loss from discontinued operations, net of tax	(0.1)	(0.1)
Deferred income taxes	28.4	11.8
Changes in operating assets and liabilities:
Accounts receivable	343.9	(104.9)
Inventories	(9.3)	(90.5)
Floor plan notes payable	(126.8)	83.9
Accounts payable and accrued expenses	(84.9)	134.5
Other	(4.8)	(42.1)
Net cash provided by continuing operating activities	211.9	91.4
Investing Activities:
Purchase of equipment and improvements	(25.7)	(63.1)
Proceeds from sale of dealerships	10.3	7.2
Proceeds from sale-leaseback transactions	—	7.3
Acquisitions net, including repayment of sellers’ floor plan notes payable of $0 and $0, respectively	—	(1.1)
Other	(0.7)	(0.2)
Net cash used in continuing investing activities	(16.1)	(49.9)
Financing Activities:
Proceeds from borrowings under U.S. credit agreement revolving credit line	515.0	406.0
Repayments under U.S. credit agreement revolving credit line	(210.0)	(381.0)
Net repayments of other long-term debt	(22.1)	(35.6)
Net borrowings of floor plan notes payable — non-trade	11.7	60.1
Cash paid for seller financing	(21.1)	—
Repurchases of common stock	(29.4)	(54.3)
Dividends	(34.2)	(32.2)
Other	—	(0.1)
Net cash provided by (used in) continuing financing activities	209.9	(37.1)
Discontinued operations:
Net cash provided by (used in) discontinued operating activities	—	(0.1)
Net cash provided by discontinued investing activities	—	—
Net cash provided by discontinued financing activities	—	—
Net cash provided by (used in) discontinued operations	0.1	(0.1)
Effect of exchange rate changes on cash and cash equivalents	(2.0)	(0.2)
Net change in cash and cash equivalents	403.8	4.1
Cash and cash equivalents, beginning of period	28.1	39.4
Cash and cash equivalents, end of period	$431.9	$43.5
Supplemental disclosures of cash flow information:
Cash paid (received) for:
Interest	$36.3	$35.8
Income taxes	(3.3)	8.8

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Geographic Revenue Mix:
North America	58.8%	54.9%
U.K.	33.2%	36.7%
Other International	8.0%	8.4%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,416.6	$5,091.2
Retail Commercial Trucks	491.4	332.3
Commercial Vehicles Australia/Power Systems and Other	101.1	140.9
Total	$5,009.1	$5,564.4

Gross Profit: (Amounts in Millions)
Retail Automotive	$678.1	$761.5
Retail Commercial Trucks	68.8	54.4
Commercial Vehicles Australia/Power Systems and Other	29.8	35.6
Total	$776.7	$851.5

Gross Margin:
Retail Automotive	15.4%	15.0%
Retail Commercial Trucks	14.0%	16.4%
Commercial Vehicles Australia/Power Systems and Other	29.5%	25.3%
Total	15.5%	15.3%

	Three Months Ended
	March 31,

	2020	2019
Operating Items as a Percentage of Revenue:
Gross Profit	15.5%	15.3%
Selling, General and Administrative Expenses	12.8%	12.0%
Operating Income	2.1%	2.9%
Income from Continuing Operations Before Income Taxes	1.4%	2.4%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	82.6%	78.3%
Operating Income	13.7%	18.6%

	Three Months Ended
	March 31,

(Amounts in Millions)	2020	2019

EBITDA*	$131.7	$190.1
Floorplan Credits	$8.6	$8.5
Rent Expense	$57.9	$57.2
Capital Expenditures	$25.7	$63.1
Stock Repurchases	$29.4	$54.3

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	22%	22%
Audi	13%	12%
Mercedes-Benz	11%	10%
Land Rover / Jaguar	9%	10%
Porsche	6%	5%
Ferrari / Maserati	2%	3%
Lexus	3%	3%
Acura	1%	1%
Bentley	1%	1%
Others	2%	3%
Total Premium	70%	70%
Volume Non-U.S.:
Toyota	10%	9%
Honda	6%	6%
Volkswagen	3%	4%
Nissan	1%	1%
Others	2%	2%
Total Volume Non-U.S.	22%	22%
U.S.:
General Motors / Chrysler / Ford	1%	2%
Stand-Alone Used	7%	6%
Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	56%	54%
U.K.	38%	40%
Other International	6%	6%
Total	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	61%	58%
U.K.	33%	37%
Other International	6%	5%
Total	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change
Retail Automotive Units:
New Retail	43,187	54,370	(20.6)%
Used Retail	63,050	72,744	(13.3)%
Total	106,237	127,114	(16.4)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$1,864.5	$2,231.2	(16.4)%
Used Vehicles	1,619.6	1,852.0	(12.5)%
Finance and Insurance, Net	144.4	160.0	(9.8)%
Service and Parts	513.3	559.8	(8.3)%
Fleet and Wholesale	274.8	288.2	(4.6)%
Total Revenue	$4,416.6	$5,091.2	(13.3)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$138.6	$172.7	(19.7)%
Used Vehicles	85.9	92.9	(7.5)%
Finance and Insurance, Net	144.4	160.0	(9.8)%
Service and Parts	303.7	331.4	(8.4)%
Fleet and Wholesale	5.5	4.5	22.2%
Total Gross Profit	$678.1	$761.5	(11.0)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$43,172	$41,037	5.2%
Used Vehicles	25,688	25,459	0.9%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,210	$3,176	1.1%
Used Vehicles	1,362	1,278	6.6%
Finance and Insurance	1,359	1,259	7.9%

Retail Automotive Gross Margin:
New Vehicles	7.4%	7.7%	-30	bps	%
Used Vehicles	5.3%	5.0%	+30	bps	%
Service and Parts	59.2%	59.2%	---	bps	%
Fleet and Wholesale	2.0%	1.6%	+40	bps	%
Total Gross Margin	15.4%	15.0%	+40	bps	%

Retail Automotive Revenue Mix Percentages:
New Vehicles	42.2%	43.8%	-160	bps	%
Used Vehicles	36.7%	36.4%	+30	bps	%
Finance and Insurance, Net	3.3%	3.1%	+20	bps	%
Service and Parts	11.6%	11.0%	+60	bps	%
Fleet and Wholesale	6.2%	5.7%	+50	bps	%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	20.4%	22.7%	-230	bps	%
Used Vehicles	12.7%	12.2%	+50	bps	%
Finance and Insurance, Net	21.3%	21.0%	+30	bps	%
Service and Parts	44.8%	43.5%	+130	bps	%
Fleet and Wholesale	0.8%	0.6%	+20	bps	%
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change
Retail Automotive Same-Store Units:
New Retail	43,151	52,327	(17.5)%
Used Retail	61,719	70,364	(12.3)%
Total	104,870	122,691	(14.5)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$1,863.5	$2,174.4	(14.3)%
Used Vehicles	1,597.6	1,800.7	(11.3)%
Finance and Insurance, Net	142.9	156.6	(8.7)%
Service and Parts	512.6	546.3	(6.2)%
Fleet and Wholesale	267.2	279.2	(4.3)%
Total Revenue	$4,383.8	$4,957.2	(11.6)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$138.6	$168.0	(17.5)%
Used Vehicles	84.8	93.4	(9.2)%
Finance and Insurance, Net	142.9	156.6	(8.7)%
Service and Parts	303.1	323.5	(6.3)%
Fleet and Wholesale	5.4	4.5	20.0%
Total Gross Profit	$674.8	$746.0	(9.5)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$43,186	$41,554	3.9%
Used Vehicles	25,885	25,591	1.1%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,211	$3,210	0.0%
Used Vehicles	1,375	1,327	3.6%
Finance and Insurance	1,363	1,276	6.8%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.4%	7.7%	-30	bps
Used Vehicles	5.3%	5.2%	+10	bps
Service and Parts	59.1%	59.2%	-10	bps
Fleet and Wholesale	2.0%	1.6%	+40	bps
Total Gross Margin	15.4%	15.0%	+40	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	42.5%	43.9%	-140	bps
Used Vehicles	36.4%	36.3%	+10	bps
Finance and Insurance, Net	3.3%	3.2%	+10	bps
Service and Parts	11.7%	11.0%	+70	bps
Fleet and Wholesale	6.1%	5.6%	+50	bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	20.5%	22.5%	-200	bps
Used Vehicles	12.6%	12.5%	+10	bps
Finance and Insurance, Net	21.2%	21.0%	+20	bps
Service and Parts	44.9%	43.4%	+150	bps
Fleet and Wholesale	0.8%	0.6%	+20	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change
Retail Commercial Truck Units:
New Retail	2,811	1,887	49.0%
Used Retail	698	416	67.8%
Total	3,509	2,303	52.4%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$318.2	$207.4	53.4%
Used Vehicles	34.6	24.1	43.6%
Finance and Insurance, Net	3.2	3.0	6.7%
Service and Parts	124.3	91.5	35.8%
Wholesale and Other	11.1	6.3	76.2%
Total Revenue	$491.4	$332.3	47.9%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$12.5	$10.2	22.5%
Used Vehicles	(2.5)	2.7	(192.6)%
Finance and Insurance, Net	3.2	3.0	6.7%
Service and Parts	53.4	36.1	47.9%
Wholesale and Other	2.2	2.4	(8.3)%
Total Gross Profit	$68.8	$54.4	26.5%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$113,214	$109,887	3.0%
Used Vehicles	49,619	58,032	(14.5)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,455	$5,391	(17.4)%
Used Vehicles	(3,511)	6,557	(153.5)%
Finance and Insurance	907	1,309	(30.7)%

Retail Commercial Truck Gross Margin:
New Vehicles	3.9%	4.9%	-100	bps
Used Vehicles	(7.2)%	11.2%	-1,840	bps
Service and Parts	43.0%	39.5%	+350	bps
Total Gross Margin	14.0%	16.4%	-240	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	64.8%	62.4%	+240	bps
Used Vehicles	7.0%	7.3%	-30	bps
Finance and Insurance, Net	0.7%	0.9%	-20	bps
Service and Parts	25.3%	27.5%	-220	bps
Wholesale and Other	2.2%	1.9%	+30	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	18.2%	18.8%	-60	bps
Used Vehicles	(3.6)%	5.0%	-860	bps
Finance and Insurance, Net	4.7%	5.5%	-80	bps
Service and Parts	77.6%	66.4%	+1,120	bps
Wholesale and Other	3.1%	4.3%	-120	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change
Retail Commercial Truck Same-Store Units:
New Retail	1,845	1,887	(2.2)%
Used Retail	512	416	23.1%
Total	2,357	2,303	2.3%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$206.0	$207.4	(0.7)%
Used Vehicles	25.1	24.1	4.1%
Finance and Insurance, Net	2.4	3.0	(20.0)%
Service and Parts	86.1	91.2	(5.6)%
Wholesale and Other	6.5	6.2	4.8%
Total Revenue	$326.1	$331.9	(1.7)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$7.6	$10.2	(25.5)%
Used Vehicles	(0.1)	2.7	(103.7)%
Finance and Insurance, Net	2.4	3.0	(20.0)%
Service and Parts	34.6	36.0	(3.9)%
Wholesale and Other	3.7	2.3	60.9%
Total Gross Profit	$48.2	$54.2	(11.1)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$111,660	$109,887	1.6%
Used Vehicles	49,016	58,032	(15.5)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,116	$5,391	(23.7)%
Used Vehicles	(217)	6,557	(103.3)%
Finance and Insurance	1,000	1,309	(23.6)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	3.7%	4.9%	-120	bps
Used Vehicles	(0.4)%	11.2%	-1,160	bps
Service and Parts	40.2%	39.5%	+70	bps
Total Gross Margin	14.8%	16.3%	-150	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	63.2%	62.5%	+70	bps
Used Vehicles	7.7%	7.3%	+40	bps
Finance and Insurance, Net	0.7%	0.9%	-20	bps
Service and Parts	26.4%	27.5%	-110	bps
Wholesale and Other	2.0%	1.8%	+20	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	15.8%	18.8%	-300	bps
Used Vehicles	(0.2)%	5.0%	-520	bps
Finance and Insurance, Net	5.0%	5.5%	-50	bps
Service and Parts	71.8%	66.5%	+530	bps
Wholesale and Other	7.6%	4.2%	+340	bps
Total	100.0%	100.0%

14

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2020 and 2019:

	Three Months Ended
	March 31,		2020 vs. 2019
(Amounts in Millions)	2020	2019	Change	% Change

Net Income	$51.5	$99.2	$(47.7)	(48.1)%
Add: Depreciation	28.5	26.4	2.1	8.0%
Other Interest Expense	31.7	29.9	1.8	6.0%
Income Taxes	20.1	34.7	(14.6)	(42.1)%
Income from Discontinued Operations, net of tax	(0.1)	(0.1)	—	nm
EBITDA	$131.7	$190.1	$(58.4)	(30.7)%

nm – not meaningful

The following table reconciles reported cash flow from operations to free cash flow for the three months ended March 31, 2020:

Three Months Ended
March 31,
(Amounts in Millions)	2020

Net cash provided by continuing operating activities	$211.9
Add: Net borrowings of floor plan notes payable — non-trade	11.7
Add: Proceeds from sale of dealerships	10.3
Add: Proceeds from sale-leaseback transactions	—
Less: Purchase of equipment and improvements	(25.7)
Less: Repurchases of common stock	(29.4)
Less: Dividends	(34.2)
Free Cash Flow	$144.6

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15